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                                                         SEC File No. 333-122023

                             FMI MUTUAL FUNDS, INC.
                             FMI Winslow Growth Fund

                         Supplement dated March 24, 2005
              to the Proxy Statement/Prospectus dated March 8, 2005

This Supplement updates certain information contained in the above dated Proxy Statement/Prospectus ("Proxy Statement") of the FMI Mutual Funds, Inc. ("Company") in connection with a Special Meeting of Shareholders of the FMI Winslow Growth Fund, a series of the Company, to be held on March 28, 2005.

The following is to be added after the second paragraph on page 31 of the Proxy
Statement:

     "Winslow has proposed to issue new shares to certain of its shareholders on or about March 31, 2005 (the "Transaction"), prior to the commencement of the Sub-Advisory Agreement with respect to the Large Cap Fund. Following the proposed Transaction, Clark J. Winslow, Justin Kelly and Bart Wear will own equal controlling interests in Winslow and no other shareholder will own a controlling interest. The transfer of controlling interests to Mssrs. Kelly and Wear will constitute a change in control of Winslow, and will result in the assignment and termination of the Winslow Fund's Advisory Agreement. Notwithstanding the change in control, the Transaction will have no effect on the day-to-day operation and management of Winslow or on the nature and quality of services Winslow will provide to the Large Cap Fund under the Sub-Advisory Agreement."